Fees Summary	Apr. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,069,550.76
Previously Paid Amount	0.00
Total Fee Amount	3,738.31
Total Offset Amount	0.00
Net Fee	$ 3,738.31